Supplement dated June 27, 2016
to the Prospectus and Summary Prospectus of the following Fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Acorn Trust
Columbia Acorn International®	5/1/2016
1.	The table under the caption “Fees and Expenses of the Fund” in the “Summary of the Fund” section of the Prospectus and the Summary Prospectus is hereby superseded and replaced with the following:

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Classes I, R4, R5, Y and Z
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00% (a)	5.00% (b)	1.00% (c)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class I	Class R	Class R4	Class R5	Class Y	Class Z
Management fees	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%
Distribution and/or service (12b-1) fees	0.25%	0.75%	1.00%	0.00%	0.50%	0.00%	0.00%	0.00%	0.00%
Other expenses(d)(e)	0.22%	0.11%	0.22%	0.11%	0.22%	0.22%	0.16%	0.11%	0.22%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual Fund operating expenses(f)	1.24%	1.63%	1.99%	0.88%	1.49%	0.99%	0.93%	0.88%	0.99%
(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge decreases over time.
(c)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
(d)	Other expenses have been restated to reflect the agreement of the Fund’s transfer agent to contractually waive the transfer agency fees paid by Class B shares of the Fund through April 30, 2017. This fee waiver may only be modified or amended with approval from the Fund’s Board and the Fund’s transfer agent.
(e)	Other expenses have been restated and are based on estimated amounts for the Fund's current fiscal year, taking into consideration changes in the method of allocating transfer agent expenses among Class A, Class B, Class C, Class R, Class R4 and Class Z shares of the Fund.
(f)	“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than “Total Net Expenses” shown in the Financial Highlights section of this prospectus because “Total Net Expenses” do not include acquired fund fees and expenses.
2.	The expense example table that appears under the caption “Fees and Expenses of the Fund – Example” in the “Summary of the Fund” section of the Prospectus and the Summary Prospectus is hereby superseded and replaced with the following:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$694	$946	$1,217	$1,989
Class B (assuming redemption of all shares at the end of the period)	$666	$931	$1,323	$2,238
Class B (assuming no redemption of shares)	$166	$631	$1,123	$2,238
Class C (assuming redemption of all shares at the end of the period)	$302	$624	$1,073	$2,317
Class C (assuming no redemption of shares)	$202	$624	$1,073	$2,317
Class I (whether or not shares are redeemed)	$ 90	$281	$ 488	$1,084
Class R (whether or not shares are redeemed)	$152	$471	$ 813	$1,779
Class R4 (whether or not shares are redeemed)	$101	$315	$ 547	$1,213
Class R5 (whether or not shares are redeemed)	$ 95	$296	$ 515	$1,143
Class Y (whether or not shares are redeemed)	$ 90	$281	$ 488	$1,084
Class Z (whether or not shares are redeemed)	$101	$315	$ 547	$1,213
Shareholders should retain this Supplement for future reference.
SUP111_12_002_(06/16)